UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2018 (November 1, 2018)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers	3
Item 7.01 Regulation FD Disclosure	3
Item 9.01 Financial Statements and Exhibits	4
EX - 10.1
EX - 99.1
SIGNATURE	5

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On November 1, 2018, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three months ended September 30, 2018. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references adjusted financial information in both the Release and the conference call. A reconciliation of these adjusted financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
2018 Management Stock Purchase Plan
On October 31, 2018, the Compensation Committee of the Company's Board of Directors approved the establishment of a non-qualified plan of deferred compensation, effective as of December 1, 2018, known as the Gibraltar Industries, Inc. 2018 Management Stock Purchase Plan (the "2018 MSPP") under the terms of the Company's 2018 Equity Incentive Plan.
The 2018 MSPP permits officers and certain key employees of the Company and its subsidiaries to defer payment of a portion of their base salary and a portion of their annual incentive bonus. Officers and key employees who have elected to defer their receipt of their compensation will be able to achieve an investment return based on the hypothetical investment of such amounts among a universe of investment alternatives which is substantially similar to the universe of investment alternatives, including common stock of the Company, which is made available to employees who have elected to participate in the Gibraltar 401(k) Plan. In addition to an investment return based on the hypothetical investment credited to officers and key employees based on their deferral of base salary or bonus, the officers and key employees who have deferred their base salary or bonus are credited with matching restricted stock units in an amount based on their deferrals. Thereafter, upon the termination of employment of officers and key employees, the hypothetical investment return, which have been credited to the officer or key employee are converted to cash and, subject to the terms of the 2018 MSPP, paid as elected by the officer or key employee at the time of deferral. Provided that the termination of employment of an officer or key employee occurs after the officer or key employee has attained five years of service from the date the officer or key employee become eligible to participate in the 2018 MSPP, the matching restricted stock units are also converted to cash and paid to the officer or key employee. If an officer or key employee’s employment is terminated before the fifth anniversary of the officer or key employee's vesting commencement date, matching restricted stock units are forfeited.
The foregoing description of the terms and conditions of the 2018 MSPP is qualified in its entirety by reference to the terms and conditions of this 2018 MSPP, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description
10.1	Gibraltar Industries, Inc. 2018 Management Stock Purchase Plan
99.1	Earnings Release issued by Gibraltar Industries, Inc. on November 1, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	November 1, 2018
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary